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                                               UNITED STATES
                                     SECURITIES AND EXCHANGE COMMISSION
                                           Washington, D.C. 20549

                                                  FORM 8-K

                                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      Date of Report (Date of earliest event reported): July 30, 2004

                                            EDISON INTERNATIONAL
                           (Exact name of registrant as specified in its charter)

                 CALIFORNIA                           001-9936                              95-4137452
        (State or other jurisdiction                 (Commission                         (I.R.S. Employer
              of incorporation)                     File Number)                        Identification No.)

                                          2244 Walnut Grove Avenue
                                               (P.O. Box 800)
                                         Rosemead, California 91770
                        (Address of principal executive offices, including zip code)

                                                626-302-2222
                            (Registrant's telephone number, including area code)

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         This current report and its exhibit include forward-looking statements.  Edison International has based these forward-looking statements on its current expectations and projections about future events based on its knowledge of facts as of the date of this current report and its assumptions about future events.  These forward-looking statements are subject to various risks and uncertainties that may be outside the control of Edison International and its subsidiaries.  Edison International has no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise.  This current report should be read with Edison International's 2003 Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q.

Item 5.  Other Events and Required FD Disclosure.

         On July 30, 2004, Edison International and its subsidiary Edison Mission Energy ("EME") issued a press release announcing that EME entered into an agreement to sell its interests in all its remaining international energy assets (other than Contact Energy Limited) located in Europe, the Asia Pacific region, and Puerto Rico.  EME announced on July 20, 2004, it entered into an agreement to sell its holding in Contact
Energy Limited.  Edison International is attaching a copy of its press release as Exhibit 99 to this report.
The information contained in the press release is incorporated herein by reference.

         Edison International made available on its Internet website supplementary materials to its July 30,
2004 investor call.  The supplementary materials contain additional information about EME and the sale of its international assets.  Interested parties may access the materials at www.edisoninvestor.com under the heading "Investor Relations Presentations."

Item 7.  Financial Statements, Pro Forma Information and Exhibits.

(c)      Exhibits

         99       Press release about sale of international energy assets

                                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                     EDISON INTERNATIONAL
                                                                         (Registrant

                                                                   /s/ KENNETH S. STEWART
                                                        -------------------------------------------------
                                                                       KENNETH S. STEWART
                                                        Assistant General Counsel and Assistant Secretary

Date:  August 2, 2004